UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Liberty TripAdvisor Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11

LIBERTY TRIPADVISOR HOLDINGS, INC. 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5200

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2022 annual meeting of stockholders of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) to be held at 8:45 a.m., Mountain time, on June 14, 2022. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2022. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 14, 2022.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty TripAdvisor.
Very truly yours,
Gregory B. Maffei
Chairman of the Board, President and Chief Executive Officer
April 28, 2022
The Notice of Internet Availability of Proxy Materials is first being mailed on or about May 2, 2022, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 14, 2022, at 8:45 am MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2022	5:00 p.m., New York City time, on April 18, 2022
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 14, 2022.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our board of directors has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGE
1	A proposal (which we refer to as the election of directors proposal) to elect Larry E. Romrell and J. David Wargo to continue serving as Class I members of our board until the 2025 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	13
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022.	FOR	33
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the virtual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE
Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal.
A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty TripAdvisor Investor Relations at (844) 826-8736.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 14, 2022: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2021
Annual Report to Stockholders are available at www.proxyvote.com.
By order of the board of directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
April 28, 2022
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?

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2021 Year in Review

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Voting Roadmap on pages 2 – 3

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Environmental, Social and Governance Highlights on pages 4 – 6

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Additional information about our board of directors, including a look at our board members’ skills and experience on pages 14 – 15

ABOUT OUR COMPANY

Liberty TripAdvisor consists of its subsidiary Tripadvisor, the world’s largest travel platform. Tripadvisor aggregates reviews and opinions from its community of travelers about accommodations, restaurants, experiences, airlines and cruises throughout the world.

2021 YEAR IN REVIEW
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Travel recovery continued through 2021

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Tripadvisor Experiences & Dining revenue exited the year at 90% of 2019 levels and experienced the strongest recovery, with management considering ways to better crystallize its inherent value

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Tripadvisor had $1.2 billion of available liquidity as of 12/31/21 and ended the year with positive adjusted EBITDA

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In April 2021 Liberty TripAdvisor completed repurchase of 42% of Certares’ preferred shares for $373 million and Certares permanently waived the put right, providing stability to the capital structure

Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our various operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 1

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 13)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 13 – 21 for further information.

OUR DIRECTOR NOMINEES
LARRY E. ROMRELL
Director Since: 2014 Independent Director	Committee(s): Compensation (Chair); Nominating and Corporate Governance

Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our board and is an important resource with respect to the management and operations of large public companies.

J. DAVID WARGO
Director Since: 2014 Independent Director	Committee(s): Nominating and Corporate Governance (Chair); Audit; Compensation

Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our board’s consideration of our capital structure, evaluation of investment, financial opportunities and strategies, and strengthens our board’s collective qualifications, skills and attributes.

BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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75% of our directors are independent

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2021

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines and Code of Business Conduct and Ethics which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

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Leverages collaborative approach to enhancing ESG practices

2 / 2022 PROXY STATEMENT

Proxy Summary
Proposal 2: Auditors ratification proposal (see page 33)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The board of directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 33 – 34 for further information.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 3

Proxy Summary
ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Liberty TripAdvisor participates in a collaborative approach to Environmental, Social, and Governance (ESG) issues. We believe that this approach allows us to have the largest impact, and unlock the greatest value, as it enables us to draw on the partnership spanning our company, Liberty Media Corporation (Liberty Media), Qurate Retail, Inc. (Qurate Retail) and Liberty Broadband Corporation (Liberty Broadband), as well as with the portfolio of assets within each of these public companies.
This approach to ESG is underpinned by four core values:
EMPOWER AND VALUE OUR PEOPLE	CONTINUOUS PURSUIT OF EXCELLENCE	CREATE OPTIONALITY AND BE NIMBLE	ACT LIKE OWNERS
4 / 2022 PROXY STATEMENT

Proxy Summary
By applying this mindset to ESG, we leverage best practices, share resources, develop priorities and pursue sustainable long-term value creation:
Oversight and Support
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Top-down ESG oversight

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Board-level engagement on material ESG issues

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Benefits from Liberty Media’s Corporate Responsibility Committee, comprised of nearly 20 leaders from across departments, handles development and implementation of ESG strategy

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Active investor engagement to understand expectations

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Ongoing monitoring of industries’ ESG best practices

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See “Corporate Governance—Board Role in Risk Oversight”

Scale and Synergies
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ESG risk management and opportunity capture

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Annual ESG summits for idea generation and best practice sharing

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Disclosure practices conveyed proactively, portfolio-wide

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ESG policy library as a resource for all companies

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Access to green energy investments and other opportunities

LIBERTY TRIPADVISOR HOLDINGS, INC. / 5

Proxy Summary

Our ESG Pillars:

ENVIRONMENTAL STEWARDSHIP	COMMUNITY COMMITMENT

We recognize climate change and adverse impacts on the natural world are among the most pressing challenges facing humanity today. Environmental sustainability has implications for markets, and our investors. Moreover, how we manage our environmental impact matters to our employees, our customers, our business partners, and our other stakeholders.

We are privileged to operate in many communities, and we take seriously our role as a leader and partner within, and contributor to, these communities.
Through the products and services we provide, our charitable giving and volunteerism, and our broader community relations, we strive to connect with and serve our local communities, for the benefit of our employees, businesses, customers, and neighbors.

TALENT & CULTURE	ETHICS & INTEGRITY

We believe that the ability to engage a dynamic and thoughtful workforce is key to creating value. We nurture a company culture of diversity, equity, and inclusion where everyone can unlock their full potential, both at our company and across our portfolio of businesses. Additionally, our focus on recruitment, development and succession planning, and fair labor practices are key focal points of our human capital strategy.

Our board of directors and leadership team lead with principle and integrity and expect each of our companies to do the same. This means aligning their business strategies with the long-term interests of all their stakeholders, including customers, employees, regulators, and the general public.

6 / 2022 PROXY STATEMENT

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of the company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2022 Annual Meeting of Stockholders to be held at 8:45 a.m., Mountain time, on June 14, 2022 or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2022. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LTRPA), and Series B common stock, par value $0.01 per share (LTRPB). We refer to LTRPA and LTRPB together as our common stock.
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The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the Securities and Exchange Commission’s “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about May 2, 2022. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8410 (outside the United States (303) 562-9272). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 8:45 a.m., Mountain time, on June 14, 2022. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2022. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 14, 2022.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
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the election of directors proposal, to elect Larry E. Romrell and J. David Wargo to continue serving as Class I members of our board until the 2025 annual meeting of stockholders or their earlier resignation or removal; and

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
8 / 2022 PROXY STATEMENT

The Annual Meeting
RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our board of directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee and “FOR” the auditors ratification proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date (as defined below) and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “— Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on April 18, 2022 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LTRPA will have one vote per share and holders of shares of LTRPB will have ten votes per share, in each case, that our records show are owned as of the record date.
SHARES OUTSTANDING
As of the record date, 72,487,203 shares of LTRPA and 3,370,368 shares of LTRPB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 756 and 42 record holders of LTRPA and LTRPB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
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VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LTRPA and LTRPB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2022. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 14, 2022.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” the auditors ratification proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and it will have the same effect as a vote “AGAINST” the auditors ratification proposal.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether the director nominees are approved or the auditors ratification proposal is approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your
10 / 2022 PROXY STATEMENT

The Annual Meeting
vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on June 13, 2022.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty TripAdvisor Investor Relations at (844) 826-8736, or Broadridge at (888) 789-8410 (outside the United States (303) 562-9272).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2022 which will take place on June 14, 2022. Based solely on the date of our 2022 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on January 2, 2023 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2023 (the 2023 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than March 16, 2023 and not later than April 17, 2023 to be considered for presentation at the 2023 annual meeting. We currently anticipate that the 2023 annual meeting will be held during the second quarter of 2023. If the 2023 annual meeting takes place more than 30 days before or 30 days after June 14, 2023 (the anniversary of the 2022 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2023 annual meeting is communicated to stockholders or public disclosure of the date of the 2023 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2023 annual meeting. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than Liberty TripAdvisor nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act) no later than April 17, 2023.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertytripadvisorholdings.com. (Information contained on any website referenced in this proxy statement is not
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The Annual Meeting
incorporated by reference in this proxy statement.) If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2021 (the 2021 Form 10-K), which was filed on February 22, 2022 with the Securities and Exchange Commission (SEC), or any of the exhibits listed therein please call or submit a request in writing to Investor Relations, Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8736, and we will provide you with the 2021 Form 10-K without charge or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
12 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Proposal 1 – The Election of Directors
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Larry E. Romrell and J. David Wargo to continue serving as Class I members of our board until the 2025 annual meeting of stockholders or their earlier resignation or removal.
Our board of directors currently consists of eight directors, divided among three classes. Our Class I directors, whose term will expire at the annual meeting, are Larry E. Romrell and J. David Wargo. These directors are nominated for election to our board to continue to serve as Class I directors, and we have been informed that each of Messrs. Romrell and Wargo is willing to continue to serve as a director of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2025. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2023, are Christy Haubegger, Chris Mueller and Albert E. Rosenthaler. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2024, are Gregory B. Maffei, Michael J. Malone and M. Gregory O’Hara.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.
The following lists the two nominees for election as directors at the annual meeting and the six directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. For additional information on our board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Romrell and Wargo, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire board of directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Larry E. Romrell and J. David Wargo as Class I members of our board of directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 13

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Board Directorships(1)
Class I directors who will stand for election this year
LARRY E. ROMRELL	2014		C	M		1
J. DAVID WARGO	2014		M	C	M	2
Class II directors who will stand for election in 2023
CHRISTY HAUBEGGER	2021			M		1
CHRIS MUELLER	2014	M			C	—
ALBERT E. ROSENTHALER	2014	M				—
Class III directors who will stand for election in 2024
GREGORY B. MAFFEI	2013	M				1
MICHAEL J. MALONE	2014		M		M	—
M. GREGORY O’HARA	2020					1

(1)
Does not include service on special purpose acquisition companies that have not yet completed an initial business combination or service on the board of directors of Liberty Media Corporation, Qurate Retail, Inc., Liberty Broadband Corporation, Liberty Media Acquisition Corporation, Sirius XM Holdings Inc., Tripadvisor, Inc., Charter Communications, Inc. or Live Nation Entertainment, Inc. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

C = Chairperson	M = Member	= Independent
INDEPENDENCE	AGE
14 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTOR SKILLS AND EXPERIENCE

TRAVEL & LEISURE
50%
CONSUMER FACING BUSINESS
63%
OPERATIONS AND MANAGEMENT
75%
STRATEGIC OVERSIGHT
100%
SUSTAINABILITY
100%
RISK MANAGEMENT
100%
ACCOUNTING & FINANCE
75%
EXECUTIVE LEADERSHIP
100%
PUBLIC BOARD EXPERIENCE
88%

LIBERTY TRIPADVISOR HOLDINGS, INC. / 15

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
NOMINEES FOR ELECTION AS DIRECTORS
Larry E. Romrell	Director Since: August 2014 Age: 82 Committees: Compensation (Chair); Nominating and Corporate Governance Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our board and is an important resource with respect to the management and operations of large public companies.
Professional Background: • Held numerous executive positions with Tele-Communications, Inc. from 1991 to 1999 • Previously held various executive positions with Westmarc Communications, Inc.
Public Company Directorships:
•
Liberty Media (September 2011 – present)

•
Qurate Retail (March 1999 – September 2011, December 2011 – present)

Non-Liberty Public Company Directorships:
•
Liberty Global plc (LGP) (June 2013 – present)

Former Public Company Directorships:
•
Liberty Global, Inc. (LGI) (predecessor to LGP) (June 2005 – June 2013)

•
Liberty Media International, Inc. (LMI) (predecessor of LGI) (May 2004 – June 2005)

J. David Wargo	Director Since: August 2014 Age: 68 Committees: Nominating and Corporate Governance (Chair); Compensation; Audit Independent Director
Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our board’s consideration of our capital structure, evaluation of investment, financial opportunities and strategies, and strengthens our board’s collective qualifications, skills and attributes.

Professional Background:
•
Founder of Wargo & Company, Inc., a private company specializing in investing in the communications industry, and has served as its president since 1993

•
Co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008

•
Managing Director and senior analyst of The Putnam Companies from 1989 to 1992

•
Senior Vice President and a Partner in Marble Arch Partners from 1985 to 1989.

•
Senior Analyst, Assistant Director of Research and a Partner in Slate Street Research and Management Company from 1978 to 1985

Public Company Directorships:
•
Liberty Broadband (March 2015 – present)

Non-Liberty Public Company Directorships:
•
LGP (June 2013 – present)

•
Vobile Group Limited (January 2018 – present)

Former Public Company Directorships:
•
Discovery, Inc. (Discovery) (September 2008 – April 2022)

•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

•
Discovery Holding Company (DHC) (predecessor of Discovery Communications) (May 2005 – September 2008)

•
Strategic Education, Inc. (formerly Strayer Education, Inc.) (March 2001 – April 2019)

16 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2023
Christy Haubegger	Director Since: May 2021 Age: 53 Committees: Nominating and Corporate Governance Independent Director
Ms. Haubegger brings to our board extensive experience in strategy development, branding, marketing and customer experience, governance in the media and entertainment industry as well as her knowledge in reaching multicultural consumer markets.

Professional Background:
•
Executive Vice President, Communications and Chief Inclusion Officer at WarnerMedia since September 2019

•
Previously led multicultural business strategy and was a leading agent for Creative Artists Agency (CAA), providing insights on diverse markets to CAA’s motion picture, music, marketing and television clients

•
Previously worked in the publishing and motion picture industries, having founded and served as publisher, president and CEO at Latina magazine, and served as a producer on several motion pictures

•
Serves on the board of Management Leadership for Tomorrow, a non-profit organization that works to increase the number of minority business leaders

•
Served on the board of Latina Media Ventures from January 2003 to December 2016

•
Founding member of TIME’S UP, an initiative that addresses systematic inequality and injustice in the workplace

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Hudson Pacific Properties, Inc. (March 2019 – present)

Former Public Company Directorships:
•
RTW Retailwinds, Inc. (May 2016 – May 2020)

Chris Mueller	Director Since: August 2014 Age: 63 Committees: Audit (Chair); Executive Independent Director
Mr. Mueller has extensive experience in corporate finance and commercial and investment banking with approximately 30 years of experience, as well as in the structuring of strategic acquisitions. His background and expertise assist the board in evaluating strategic acquisition opportunities and developing financial strategies for our company.

Professional Background:
•
Managing Partner of Post Closing 360 LLC, a private investment company, since January 2012

•
Vice Chairman and Chief Financial Officer of 360networks Corporation (360networks) from February 2005 to January 2012 and previously held various senior management positions with 360networks

•
Managing Director of Corporate Finance at Ragen MacKenzie, a regional investment bank

•
Chief Financial Officer and a director of Tuscany, Inc.

Public Company Directorships: None Former Public Company Directorships: None
LIBERTY TRIPADVISOR HOLDINGS, INC. / 17

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Albert E. Rosenthaler	Director Since: August 2014 Age: 62 Committees: Executive
Mr. Rosenthaler has significant executive and financial experience gained through his service as a Senior Vice President and Chief Tax Officer of Qurate Retail and Liberty Media for many years, as Chief Corporate Development Officer of our company, Qurate Retail, Liberty Media, Liberty Broadband, GCI Liberty and Liberty Expedia Holdings, Inc. (Liberty Expedia) and as a partner with a major national accounting firm for more than five years before joining Qurate Retail. Mr. Rosenthaler brings a unique perspective to our company’s board of directors, focused in particular on the area of tax management and corporate development. Mr. Rosenthaler’s perspective and expertise assist the board in developing strategies that take into consideration a wide range of issues resulting from the application and evolution of tax laws and regulations.

Professional Background:
•
Chief Corporate Development Officer of our company since October 2016

•
Chief Corporate Development Officer of Qurate Retail, Liberty Media and Liberty Broadband since October 2016 and Liberty Media Acquisition Corp. (LMAC) since November 2020

•
Chief Corporate Development Officer of GCI Liberty, Inc. (GCI Liberty) from March 2018 to December 2020 and of Liberty Expedia from October 2016 to July 2019

•
Chief Tax Officer of our company, Liberty Media, Qurate Retail and Liberty Broadband from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016

•
Senior Vice President of our company from July 2013 to December 2015

•
Senior Vice President of Liberty Media from May 2007 to December 2015, of Qurate Retail from April 2002 to December 2015 and of Liberty Broadband from June 2014 to December 2015

Public Company Directorships: • Tripadvisor (February 2016 – present) Non-Liberty Public Company Directorships: • None Former Public Company Directorships: None
18 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2024
Gregory B. Maffei	Chairman of the Board, President and Chief Executive Officer Director Since: June 2013, Chairman since June 2015 Age: 61 Committees: Executive
Mr. Maffei brings to our board significant financial and operational experience based on his senior policy making positions at our company, Liberty Media, Qurate Retail and Liberty Broadband, and his previous positions at GCI Liberty, Oracle Corporation (Oracle), 360networks and Microsoft Corporation (Microsoft), as well as his public company board experience. He provides our board with executive leadership perspective on the operations and management of large public companies and risk management principles.

Professional Background:
•
President and Chief Executive Officer of our company since July 2013

•
President and Chief Executive Officer of Liberty Media since May 2007

•
President and Chief Executive Officer of Liberty Broadband since June 2014

•
President and Chief Executive Officer of Qurate Retail from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board of Qurate Retail since March 2018

•
President and Chief Executive Officer of LMAC since November 2020

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020

•
Previously President and Chief Financial Officer of Oracle, Chairman, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft

Public Company Directorships:
•
Tripadvisor (Chairman of the Board, February 2013 – present)

•
Liberty Media (May 2007 – present)

•
Sirius XM Holdings Inc. (March 2009 – present, Chairman of the Board, April 2013 – present)

•
Live Nation Entertainment, Inc. (February 2011 – present, Chairman of the Board, March 2013 – present)

•
Qurate Retail (November 2005 – present, Chairman of the Board, March 2018 – present)

•
Liberty Broadband (June 2014 – present)

•
Charter Communications, Inc. (Charter) (May 2013 – present)

•
LMAC (November 2020 – present, Chairman of the Board April 2021 – present)

Non-Liberty Public Company Directorships:
•
Zillow Group, Inc. (Zillow) (February 2015 – present)

Former Public Company Directorships:
•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV and predecessors (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

LIBERTY TRIPADVISOR HOLDINGS, INC. / 19

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Michael J. Malone	Director Since: August 2014 Age: 77 Committees: Compensation; Audit Independent Director
Mr. Malone is an experienced entrepreneur with over 20 years of senior leadership and management experience. Mr. Malone provides our board with insight into the structuring of investments and acquisitions and the management of technology companies.

Professional Background:
•
Chief Executive Officer and principal of Hunters Capital, LLC, a real estate development and management company

•
Owns and operates several hotels and restaurants, as well as Seattle’s oldest jet charter and management company, Erin Air, Inc.

•
Retired Chairman of the Board and Chief Executive Officer of DMX Music, Inc. (DMX) (formerly AEI Music, Inc.), a multinational music programming and distribution company that he founded in 1971 and which was sold to Qurate Retail in May 2001

•
Chairman of the Board of Maxide Acquisition, Inc., a subsidiary of Qurate Retail and the holding company for DMX, from May 2001 to February 2005

Public Company Directorships: None
Former Public Company Directorships:
•
Expeditors International of Washington, Inc. (August 1999 – May 2017)

•
Take Two Interactive Software, Inc. (January 2006 – March 2007)

•
HomeStreet, Inc. (February 2012 – February 2015)

20 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
M. Gregory O’Hara	Vice Chairman Director Since: March 2020 Age: 56 Independent Director
Mr. O’Hara’s extensive background in investment analysis and management and his particular expertise in finance and private equity contribute to our board’s evaluation of investment and financial opportunities and strategies and strengthen our board’s collective qualifications, skills and attributes.
Effective March 26, 2020, Mr. O’Hara was appointed by the holder of a majority of the outstanding shares of our 8% Series A Cumulative Redeemable Preferred Stock (LTRPP) as the Series A Preferred Threshold Director. Our board of directors also appointed Mr. O’Hara as our Vice Chairman at that time. On March 29, 2021, in connection with the closing of the transactions contemplated by the Repurchase Agreement (as defined below), Mr. O’Hara delivered a resignation as the Series A Preferred Threshold Director, Certares LTRIP LLC (Certares LTRIP) permanently waived its right to appoint the Series A Preferred Threshold Director, the size of the board of directors of Liberty TripAdvisor was increased and Mr. O’Hara was appointed as a Class III member. Our board of directors also reappointed Mr. O’Hara as our Vice Chairman. Under the Repurchase Agreement, Certares LTRIP has the right to nominate Mr. O’Hara to be included in any future slate of nominees recommended by Liberty TripAdvisor’s board of directors to the stockholders of Liberty TripAdvisor for election as Class III directors for so long as Certares LTRIP beneficially owns shares of LTRPP with an aggregate Liquidation Price (as such term is defined in the Investment Agreement (as defined below)) equal to at least the Threshold Amount (as such term is defined in the Investment Agreement).

Professional Background:
•
Founded Certares Management LLC in 2012 and serves as its Senior Managing Director, as the Head of its Investment Committee and as a member of its Management Committee; director of Certares Holdings LLC

•
Chairman of American Express Global Business Travel

•
Chairperson of Hertz Global Holdings, Inc.

•
Co-founded GO Acquisition Corp. and serves as its Co-Chief Executive Officer and a director

•
Director of the World Travel & Tourism Council

•
Previously Chief Investment Officer of JPMorgan Chase’s Special Investments Group and as a Managing Director of One Equity Partners, the private equity arm of JPMorgan

•
Previously Executive Vice President and a director of Worldspan

Public Company Directorships:
•
Tripadvisor (March 2020 – Present)

Non-Liberty Public Company Directorships:
•
Hertz Global Holdings, Inc. (Chairperson of the Board, July 2021 – present)

•
GO Acquisition Corp. (August 2020 – present)

Former Public Company Directorships: None

LIBERTY TRIPADVISOR HOLDINGS, INC. / 21

Corporate Governance
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Christy Haubegger, Michael J. Malone, Chris Mueller, M. Gregory O’Hara, Larry E. Romrell and J. David Wargo qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, strategy development, marketing, technology, venture capital, private equity, real estate finance, auditing and financial engineering. For more information on our policies with respect to board candidates, see “— Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our board of directors currently consists of eight directors, divided among three classes. Our board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our board believes that three-year terms focus director accountability on the board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our board continues to be comprised of such individuals.
BOARD DIVERSITY
Our board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek diverse director candidates (see “— Board Criteria and Director Candidates”).
22 / 2022 PROXY STATEMENT

Corporate Governance
Board Diversity Matrix (as of April 28, 2022)
Total Number of Directors	8
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or American Indian	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	1	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	—	7		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
BOARD LEADERSHIP STRUCTURE
Gregory B. Maffei currently serves as our Chairman of the Board, President and Chief Executive Officer (principal executive officer) and is responsible for identifying and implementing strategic initiatives as well as providing executive leadership. Our board believes that our President and Chief Executive Officer is best suited to serve as Chairman of the Board, because he is the director most familiar with our company’s business and industry, and most capable of effectively identifying strategic priorities for our company, leading the board in discussions regarding our business and strategic direction, and focusing the board on execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside our company and industry, while our President and Chief Executive Officer brings significant financial and operational experience based on his past and present senior policy making positions as a director and/or executive officer at our company and other large public companies. Our board believes that the combined role of Chairman of the Board and President and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the board. In light of the active involvement by our independent directors, our board has not named a lead independent director.
BOARD ROLE IN RISK OVERSIGHT
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity, and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full board. In addition, the oversight and review of other strategic risks are conducted directly by the full board.
The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations (together with governance concerns, ESG). Our management reporting processes include regular reports from Mr. Maffei, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Chief Portfolio Officer,
LIBERTY TRIPADVISOR HOLDINGS, INC. / 23

Corporate Governance
who manages our company’s ESG efforts and remains in regular contact with senior ESG leaders at Tripadvisor who provide feedback and disclosure on material issues. Our company also receives the benefit of Liberty Media’s Corporate Responsibility Committee, which has cross-functional representation across all reaches of Liberty Media’s leadership. With our board’s oversight, we seek to collaborate with Tripadvisor to drive best practices through regular ESG-focused internal meetings and discussions, including on topics such as ESG disclosure, diversity and inclusion, cybersecurity, and sustainability.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertytripadvisorholdings.com.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
The board of directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2021 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines, can be found on our website at www.libertytripadvisorholdings.com.
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
The board of directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “— Director Independence.”
24 / 2022 PROXY STATEMENT

Corporate Governance
AUDIT COMMITTEE OVERVIEW

5 meetings in 2021
Chair
Chris Mueller*
Other Members
Michael J. Malone
J. David Wargo
* Our board of directors has determined that Chris Mueller is an “audit committee financial expert” under applicable SEC rules and regulations

Audit Committee Report,

The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Members Gregory B. Maffei Chris Mueller Albert E. Rosenthaler
Our executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock. No meetings of the executive committee were held in 2021.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 25

Corporate Governance
COMPENSATION COMMITTEE OVERVIEW
4 meetings in 2021 Chair Larry E. Romrell Other Members Michael J. Malone J. David Wargo Compensation Committee Report, page 48
In August 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Qurate Retail) from Qurate Retail was completed (the Spin-Off). In connection with the Spin-Off, we entered into a Services Agreement, dated August 27, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services.
Key Responsibilities:
•
Evaluate the services fee under the services agreement on at least an annual basis, subject to certain exceptions (such as in 2019 during the then-ongoing negotiations relating to Mr. Maffei’s compensation arrangement);

•
May approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. The compensation committee determined to grant equity award compensation for 2021 (see “Executive Compensation—Compensation Discussion and Analysis”);

•
If we engage a chief executive officer, chief financial officer, chief legal officer, chief administrative officer, chief portfolio officer, chief accounting officer, principal financial officer or chief corporate development officer to perform services for our company outside the services agreement, review and approve corporate goals and objectives relevant to the compensation of any such person; and

•
Oversee the compensation of the chief executive officers of any non-public operating subsidiaries of our company, although at this time our only operating subsidiary is Tripadvisor, which is a publicly-traded company.

For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2021 Chair J. David Wargo Other Members: Christy Haubegger Larry E. Romrell Former Members Michael J. Malone (prior to May 2021)
Key Responsibilities:
•
Identify individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our board and management.

26 / 2022 PROXY STATEMENT

Corporate Governance
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our board of directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interest in Tripadvisor, our company and our board values the positions our directors and members of management hold on Tripadvisor’s board, as they provide our company with unique insight and input into Tripadvisor’s business and operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our board as a whole.
Our board also recognizes the uniqueness of the relationships among Liberty Media, Qurate Retail, Liberty Broadband and Liberty TripAdvisor, including the collaborative approach to addressing ESG, as well as with the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Mr. Maffei) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Proposal 1—The Election of Directors Proposal—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

LIBERTY TRIPADVISOR HOLDINGS, INC. / 27

Corporate Governance
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with
28 / 2022 PROXY STATEMENT

Corporate Governance
management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “— Outside Commitments” above.
BOARD MEETINGS
During 2021, there were 5 meetings of our full board of directors. During 2021, Mr. O’Hara, who does not serve on any committees of our board, attended fewer than 75% of the aggregate of the total number of meetings of the board of directors. Although Mr. O’Hara attended fewer than 75% of such meetings, he is highly familiar with the topics discussed at such meetings and has expressed his views on the matters to be discussed at meetings to Mr. Maffei, our Chairman of the Board, President and Chief Executive Officer. In addition, Mr. O’Hara is familiar with and involved in the business of Tripadvisor by virtue of his position as a member of its board of directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our board of directors encourages all members of the board to attend each annual meeting of our stockholders. Two of our eight directors then-serving attended our 2021 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty TripAdvisor Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2021, the independent directors of our company, then serving, met at three executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty TripAdvisor Holdings, Inc., c/o Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Christy Haubegger, Michael J. Malone, Chris Mueller, M. Gregory O’Hara, Larry E. Romrell and J. David Wargo.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 29

DIRECTOR COMPENSATION
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $165,250 (which we refer to as the director fee) for 2022 ($162,000 for 2021), of which, for 2022, each director received 50% in LTRPA restricted stock units (RSUs) that will vest one year from the grant date and 50% in cash, and for 2021, each director was permitted to elect to receive 50%, 75% or 100% of such director fee in LTRPA RSUs or options to purchase LTRPA that vested one year from the grant date with the remainder payable in cash. The awards issued to our directors with respect to their service on our board in 2022 were issued in December 2021. See “— Director RSU Grants” below for information on the equity awards granted in 2021 to the nonemployee directors with respect to service on our board in 2022. With respect to Ms. Haubegger’s service on our board in 2021, her prorated awards were issued in May 2021 as detailed below in “—Director Option Grants.”
Fees for service on our audit committee, compensation committee, executive committee and nominating and corporate governance committee are the same for 2021 and 2022. With respect to our audit committee, compensation committee and nominating and corporate governance committee, each member thereof receives an additional annual fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. With respect to our executive committee, each member thereof who is not an employee of, or service provider to, our company receives an additional annual fee of $5,000 for his participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan (the 2019 incentive plan) are administered by our board of directors or our compensation committee. Our board of directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2019 incentive plan is designed to provide additional remuneration to our nonemployee directors for services rendered, to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our board of directors may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2019 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2019 incentive plan is 5,000,000, subject to anti-dilution and other adjustment provisions of the respective plans. Under the 2019 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $3 million. Shares of our common stock issuable pursuant to awards made under the 2019 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
As described below, in connection with the Spin-Off, our company’s board of directors adopted the transitional plan, which governs the terms and conditions of awards issued in the Spin-Off in connection with adjustments made to awards previously granted by Qurate Retail with respect to its former Liberty Ventures common stock.
30 / 2022 PROXY STATEMENT

DIRECTOR COMPENSATION
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2019 incentive plan, we granted the following RSU awards during 2021:
Name	12/7/2021 Award of LTRPA RSUs (#)
Christy Haubegger	25,660
Michael J. Malone	25,660
Chris Mueller	25,660
M. Gregory O’Hara	25,660
Larry Romrell	25,660
J. David Wargo	25,660
The RSUs granted in December 2021 will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our board of directors determines otherwise, will be forfeited if the grantee resigns or is removed from the board before the vesting date.
DIRECTOR OPTION GRANTS
Ms. Haubegger was appointed to our board of directors in May 2021, and, pursuant to our director compensation policy described above and the 2019 incentive plan, in connection with that appointment was granted options to purchase 25,776 LTRPA shares at an exercise price of $4.50, which was the closing price of such stock on the grant date. Those options vested on December 7, 2021 and will remain exercisable until December 7, 2027, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
STOCK OWNERSHIP GUIDELINES
Our board of directors has adopted stock ownership guidelines that generally require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors have five years from the nonemployee director’s initial appointment to our board to comply with these guidelines.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 31

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2021.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All other compensation ($)	Total ($)
Christy Haubegger(5)	32,404	64,920	74,632	—	171,956
Michael J. Malone	28,583	64,920	—	—	93,503
Chris Mueller	30,000	64,920	—	—	94,920
M. Gregory O’Hara	81,000	64,920	—	—	145,920
Larry E. Romrell	106,000	64,920	—	—	170,920
J. David Wargo	40,000	64,920	—	—	104,920

(1)
Gregory B. Maffei and Albert E. Rosenthaler, each of whom is a director of our company and a named executive officer, received no compensation for serving as a director of our company during 2021.

(2)
As of December 31, 2021, our directors (other than Mr. Maffei and Mr. Rosenthaler, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the following equity awards:

	Christy Haubegger	Michael J. Malone	Chris Mueller	M. Gregory O’Hara	Larry E. Romrell	J. David Wargo
Options (#)
LTRPA	25,776	125,485	31,186	—	121,571	204,323
RSUs (#)
LTRPA	25,660	25,660	25,660	25,660	25,660	25,660

(3)
Reflects the grant date fair value of RSUs awarded to each of the directors, which has been computed based on the closing price of LTRPA shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2021 (which are included in our 2021 Form 10-K).

(5)
Ms. Haubegger was appointed to our board of directors effective May 10, 2021.

32 / 2022 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2022.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The board of directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2021 and 2020 and fees billed for other services rendered by KPMG LLP:
	2021(1)	2020(1)
Audit fees	$716,000	$642,800
Audit related fees	—	—
Audit and audit related fees	716,000	642,800
Tax fees(2)	97,800	59,900
Total fees	$813,800	$702,700

(1)
Such fees with respect to 2021 and 2020 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to Tripadvisor for services rendered. Tripadvisor is a separate public company and its audit fees, audit related fees and tax fees (which aggregated $4,153,300 and $2,717,500 in 2021 and 2020, respectively) are reviewed and approved by the audit committee of the board of directors of Tripadvisor.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 33

Proposal 2 – The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Senior Vice President and Chief Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Chris Mueller currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Under our policy, any fees incurred by Tripadvisor in connection with the provision of services by Tripadvisor’s independent auditor are expected to be reviewed and approved by Tripadvisor’s audit committee pursuant to Tripadvisor’s policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor in effect at the time of such approval. Such approval by Tripadvisor’s audit committee pursuant to its policy is deemed to be pre-approval of the services by our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2021 were approved in accordance with the terms of the policy.
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Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Mueller is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in the 2021 Form 10-K.
Submitted by the Members of the Audit Committee
Chris Mueller
Michael J. Malone
J. David Wargo
LIBERTY TRIPADVISOR HOLDINGS, INC. / 35

Executive Officers
Executive Officers

The following lists the executive officers of our company (other than Gregory B. Maffei, our Chairman of the Board, President and Chief Executive Officer, and Albert E. Rosenthaler, Chief Corporate Development Officer of our company, each of whom also serve as directors of our company and who are listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Senior Vice President and Chief Financial Officer Age: 49

Current Positions
•
Senior Vice President and Chief Financial Officer of our company since January 2016

•
Chief Accounting Officer and Principal Financial Officer of Liberty Media, Qurate Retail and Liberty Broadband since January 2020 and July 2019, respectively, and LMAC since November 2020

•
Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Chief Accounting Officer and Principal Financial Officer of GCI Liberty from January 2020 and July 2019, respectively, to December 2020

•
Senior Vice President and Controller of each of Liberty Media, Qurate Retail and Liberty Broadband from January 2016 to December 2019 and GCI Liberty from March 2018 to December 2019

•
Vice President and Controller of our company from August 2014 to December 2015

•
Senior Vice President of Liberty Expedia from March 2016 to July 2019

•
Vice President and Controller of Liberty Media from November 2011 to December 2015, Qurate Retail from November 2011 to December 2015 and Liberty Broadband from October 2014 to December 2015

•
Various positions with Liberty Media and Qurate Retail since 1999

Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 48

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of Liberty Media, Qurate Retail and Liberty Broadband since September 2019 and January 2021, respectively, and LMAC since November 2020 and January 2021, respectively

•
Director of LMAC since January 2021

Prior Positions/Experience
•
Chief Legal Officer of GCI Liberty from September 2019 to December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Qurate Retail, Liberty Media, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts, was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

36 / 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
GREGORY B. MAFFEI
Chairman of the Board, President and Chief Executive Officer
BRIAN J. WENDLING
Senior Vice President and Chief Financial Officer
ALBERT E. ROSENTHALER
Chief Corporate Development Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of the company.

•
We have clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

COMPENSATION DISCUSSION AND ANALYSIS
SERVICES AGREEMENT
In connection with the Spin-Off, we entered into the services agreement (the services agreement) with Liberty Media in August 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including our named executive officers other than Mr. Maffei, who is paid certain compensation elements directly by our company pursuant to the amended services agreement as described below, are typically not separately compensated by our company other than with respect to equity awards with respect to our common stock and with respect to performance-based cash bonuses. See “—Elements of 2021 Executive Compensation—Equity Incentive Compensation” and “—Elements of 2021 Executive Compensation—2021 Performance-Based Bonuses” below for information concerning equity awards granted to and performance-based cash bonuses paid to our named executive officers in 2021.
In December 2019, the services agreement was amended (the amended services agreement) in connection with Liberty Media entering into a new employment arrangement with Mr. Maffei (the 2019 Maffei Employment Agreement). Under the amended services agreement, our company establishes, and pays or grants directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined
LIBERTY TRIPADVISOR HOLDINGS, INC. / 37

EXECUTIVE COMPENSATION
below), and we reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, as described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation was allocated across Liberty Media, and each of our company, Qurate Retail and Liberty Broadband (each a Service Company, or, collectively, the Service Companies) based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed. Our allocable portion of Mr. Maffei’s compensation was 5% in 2021. The salary, certain perquisite information and other compensation elements of Mr. Maffei that were not paid or granted directly by our company included in the “Summary Compensation Table” below include the portion of his compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of his compensation allocable to Liberty Media or any of the other Service Companies. For the year ended December 31, 2021, we accrued management fees payable to Liberty Media under the amended services agreement of $3.7 million, not including the portion of Mr. Maffei’s compensation allocable to our company and for which we reimbursed Liberty Media.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
As a result of the management fee paid to Liberty Media, the compensation committee typically does not expect to provide compensation to the executive officers other than to Mr. Maffei pursuant to the amended services agreement and to the other executive officers with regard to equity incentive compensation and performance cash bonuses. Mr. Maffei may make recommendations with respect to any equity compensation and performance cash bonuses to be awarded to our executive officers. It is expected that Mr. Maffei, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
•
the executive officer’s experience and overall effectiveness;

•
the executive officer’s performance during the preceding year;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

When determining the extent to which the 2021 Chief RSUs (as defined below) were earned by our named executive officers, our compensation committee considered the recommendations obtained from Mr. Maffei as to the performance of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer.
In December 2019, our compensation committee approved the amended services agreement, which established the terms and conditions of our allocable portion of Mr. Maffei’s compensation for the term of the 2019 Maffei Employment Agreement. See “—Services Agreement” above.
At the 2021 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty TripAdvisor present and entitled to vote on its say-on-pay proposal voted in favor of, on an advisory basis, Liberty TripAdvisor’s executive compensation, as disclosed in our proxy statement for the 2021 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2021 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged Frederic W. Cook & Co., Inc. (FW Cook), an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amended services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the service arrangement. Given the unique nature of Mr. Maffei’s
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role at our company, FW Cook evaluated the market value of the executive job at our company through three different lenses: as Chief Executive Officer, Chairman of the Board, and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chief Executive Officer or Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the online travel, real estate, insurance, media and marketplace industries, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations (the comparable companies). In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
ELEMENTS OF 2021 EXECUTIVE COMPENSATION
For 2021, the principal components of compensation for the named executive officers were:
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in the case of Mr. Maffei, base salary and perquisites and other limited personal benefits;

•
a performance-based bonus, payable in cash; and

•
performance-based restricted stock units.

BASE SALARY
Mr. Maffei’s base salary is governed by the terms of the 2019 Maffei Employment Agreement. For 2021, Mr. Maffei’s base salary was $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, Liberty Media pays Mr. Maffei’s base salary directly, and we reimburse Liberty Media for our allocable portion. In 2021, the portion of Mr. Maffei’s aggregate annual base salary allocated to our company was 5% or $150,000.
2021 PERFORMANCE-BASED BONUSES
Overview. For 2021, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. The 2021 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Liberty Media, Qurate Retail and Liberty Broadband (the Corporate Performance Bonus).
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Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

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Named executive officer provided a self-evaluation of their achievements, and in the case of Messrs. Wendling and Rosenthaler and Ms. Wilm, Mr. Maffei also provided an evaluation

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Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

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30% based on consolidated financial results of all subsidiaries and major investments within our company, Liberty Media, Qurate Retail and Liberty Broadband

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10% based on consolidated revenue results

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10% based on consolidated Adjusted OIBDA results

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10% based on consolidated free cash flow results

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10% based on corporate level achievements such as merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for Liberty Media, our company and each of the other Service Companies. That bonus amount was split among, and payable directly by, Liberty Media, our company and each of the other Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2021, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 5% or $850,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media, Qurate Retail and Liberty Broadband pursuant to the amended services agreements were 41% (or $6,970,000), 17% (or $2,890,000) and 37% (or $6,290,000), respectively.
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned in March 2021 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to each of our company, Liberty Media, Qurate Retail and Liberty Broadband in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to the Liberty TripAdvisor program was $1,700,000, $60,188, $110,119 and $110,160 for Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, respectively (the LTAH Maximum Performance Bonus). The LTAH Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement and our company’s allocable portion of up to 200% of base pay for each of Messrs. Wendling and Rosenthaler and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Liberty Media, Qurate Retail and Liberty Broadband was $13,940,000, $5,780,000 and $12,580,000, respectively, for Mr. Maffei, $493,538, $204,638 and $445,388, respectively, for Mr. Wendling, $902,977, $374,405 and $814,882, respectively, for Mr. Rosenthaler and $903,312, $374,544 and $815,184, respectively, for Ms. Wilm.
Each participant was entitled to receive from our company an amount (the LTAH Maximum Individual Bonus) equal to 60% of the LTAH Maximum Performance Bonus for that participant. The LTAH Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary program of Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to Liberty Media and each other Service Company, subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Media and the other Service Companies. Our compensation committee believes this construct was appropriate in light of the amended services agreement and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the LTAH Maximum Corporate Bonus) equal to 40% of his or her LTAH Maximum Performance Bonus, subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies. Under the corollary program of
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Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a bonus that is 40% of each of Liberty Media’s and the other Service Companies’ allocable portion of the Maximum Performance Bonus, which was subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies.
In December 2021, our compensation committee and the compensation committees of Liberty Media and each other Service Company reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s LTAH Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s LTAH Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2021 were considered:
GREGORY B. MAFFEI
Chairman of the Board, President and Chief Executive Officer

Performance Objectives:
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Pursue new strategic alternatives and investments around core business

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Oversee capital allocation and manage liquidity

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Provide leadership and professional development opportunities to our management team

• Assist Tripadvisor in managing ongoing headwinds from COVID-19 • Continue development of ESG program
BRIAN J. WENDLING
Senior Vice President and Chief Financial Officer

Performance Objectives:
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Ensure timely and accurate internal and external financial reports

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Support ongoing assessments and improvements to the company’s internal control structure

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Assist with evaluation of strategic alternatives

• Monitor and optimize capital structure and liquidity • Continue to improve cyber security profile
ALBERT E. ROSENTHALER
Chief Corporate Development Officer
Performance Objectives: • Evaluate acquisition and investment opportunities • Evaluate capital structure and assist with capital alternatives	• Assist with tax compliance
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EXECUTIVE COMPENSATION
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
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Support corporate development in the evaluation of strategic investments; provide legal support for execution of selected opportunities

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Evaluate and optimize capital structure and liquidity solutions

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Provide legal support to Tripadvisor with regard to litigation, corporate matters and compliance matters

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Continue to develop and refine active government affairs program

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Manage executive compensation arrangements and equity award programs

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Provide support for ESG initiative

Following a review of the participants’ performance and a review of the time allocated to matters for our company, our compensation committee determined to pay each participant the following portion of his or her LTAH Maximum Individual Bonus:
Name	LTAH Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,020,000	62.50%	$637,500
Brian J. Wendling	$36,113	81.25%	$29,341
Albert E. Rosenthaler	$66,072	81.25%	$53,683
Renee L. Wilm	$66,096	87.50%	$57,834
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her LTAH Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee reviewed forecasts of 2021 Adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for QVC, HSN, Inc., Cornerstone Brands, Inc., Zulily, LLC, Sirius XM Holdings, Inc. (Sirius XM), Braves Holdings, LLC, Formula 1, GCI Holdings, LLC and proportionate shares of Live Nation Entertainment, Inc (Live Nation), Charter and Tripadvisor, Inc. (Tripadvisor) (collectively, the Operating Companies), all of which forecasts were prepared in December 2021 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2021, which deviated from our forecasts as indicated below. Although forecasted revenue, Adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have affected the amounts paid under the corporate performance bonus portion of the program.
For purposes of the bonus program, Adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Sirius XM, Live Nation, Charter, and Tripadvisor do not report Adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used Adjusted EBITDA as reported by Sirius XM, Charter, and Tripadvisor and Adjusted Operating Income, or AOI, as reported by Live Nation. For a definition of Adjusted EBITDA as defined by Sirius XM, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 1, 2022. For a definition of Adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on January 28, 2022. For a definition of Adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 18, 2022. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 23, 2022.
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	(dollar amounts in millions)
	2021 Forecast	2021 Actual	Actual / Forecast
Revenue(1)	$44,328	$44,526	0.45%
Adjusted OIBDA(1)	$12,286	$12,317	0.25%
Free Cash Flow(1)(2)	$5,996	$6,304	5.14%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Liberty Media, Qurate Retail and Liberty Broadband, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below:
Financial Measure	Percentage Payable
Revenue(1)	6% of a possible 10%
Adjusted OIBDA(1)	9% of a possible 10%
Free Cash Flow(1)(2)	8% of a possible 10%
Percentage payable was based on 2021 forecasted financial measures compared to 2021 budgeted financial measures, with a 7% payout if forecasted financial measures equaled budget financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (23% of a possible 30%, or 76.67%) to each participant of his or her LTAH Maximum Corporate Bonus related to financial measures, as follows:
Name	LTAH Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$510,000	76.67%	$391,000
Brian J. Wendling	$18,056	76.67%	$13,843
Albert E. Rosenthaler	$33,036	76.67%	$25,327
Renee L. Wilm	$33,048	76.67%	$25,337
In December 2021, our compensation committee considered combined corporate-level achievements for our company, Liberty Media and each of the other Service Companies in determining that 8.5% of a possible 10% of a portion of the LTAH Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	LTAH Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$170,000	85%	$144,500
Brian J. Wendling	$6,019	85%	$5,116
Albert E. Rosenthaler	$11,012	85%	$9,360
Renee L. Wilm	$11,016	85%	$9,364
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EXECUTIVE COMPENSATION
Aggregate Results. The following table presents information concerning the aggregate 2021 performance-based bonus amounts payable to each named executive officer by our company after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate-Level Achievements	Total Bonus
Gregory B. Maffei	$637,500	$391,000	$144,500	$1,173,000
Brian J. Wendling	$29,341	$13,843	$5,116	$48,301
Albert E. Rosenthaler	$53,683	$25,327	$9,360	$88,371
Renee L. Wilm	$57,834	$25,337	$9,364	$92,534
Our compensation committee then noted that, when combined with the total 2021 performance-based bonus amounts paid by Liberty Media and the other Service Companies to the overlapping named executive officers, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received $26,730,752, $966,011, $1,767,413 and $1,850,688, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
EQUITY INCENTIVE COMPENSATION
The 2019 incentive plan, provides for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2019 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
As discussed above, our executive officers perform management services for our company pursuant to the amended services agreement, and from the Spin-Off in 2014 until 2019, we did not separately compensate our executive officers for those services, other than to grant a stock option award to Mr. Maffei in 2014. In addition, Liberty TripAdvisor did not incur any of the costs of the equity awards granted by Liberty Media to its executive officers who provided services to our company during that period. Following a review of this practice, our compensation committee determined to grant the equity awards described below to Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm after considering the Liberty Media compensation committee’s request that our company grant a proportionate share of the aggregate equity grant value to each named executive officer each year for their service to our company and each of Liberty Media and the other Service Companies. The proportionate share for each company was determined based 50% on the relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer. As a result, in March 2019, we began granting equity awards directly to our named executive officers and we granted such awards in 2021 as well. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across Liberty Media and the Service Companies by Liberty Media’s compensation committee, our compensation committee and the compensation committees of each other Service Company based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with the company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company, Liberty Media and the other Service Companies in 2021 a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election.
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In 2021, our compensation committee granted performance-based RSUs to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 5% of Mr. Maffei’s aggregate annual equity award for 2021, or $875,000. Our compensation committee believed that Mr. Maffei’s RSU grant should be subject to performance metrics that incentivize and reward Mr. Maffei for successful completion of our company’s strategic initiatives.
As a result, our compensation committee granted to Mr. Maffei 154,321 performance-based RSUs with respect to LTRPB shares (the 2021 Maffei RSUs). The 2021 Maffei RSUs were granted on March 11, 2021 and vest only upon attainment of the performance objectives described below.
Our compensation committee reviewed the financial performance of our company along with the personal performance of Mr. Maffei. Based on the compensation committee’s assessment of his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance, our compensation committee approved vesting of all of the 2021 Maffei RSUs previously granted to Mr. Maffei.
For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below.
Multiyear Equity Awards. Our compensation committee makes larger stock option grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest between two and four years after grant, rather than making annual grants over the same period. These multiyear grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. Messrs. Wendling and Rosenthaler and Ms. Wilm each received a multiyear stock option award in December 2020 (the 2020 NEO Multiyear Options), which equaled the value of, for Messrs. Wendling and Rosenthaler, the annual grants that were expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and for Ms. Wilm, a top up in value over grants already made for the same period to reflect the increased responsibilities associated with her new role beginning in 2021 of Chief Administrative Officer. See the “Outstanding Equity Awards at Fiscal-Year End” table below for more information about the 2020 NEO Multiyear Options.
Performance-based RSU Awards. Our compensation committee granted annual performance-based RSUs to Messrs. Wendling and Rosenthaler and Ms. Wilm in March 2021. Our compensation committee granted to each of Messrs. Wendling and Rosenthaler and Ms. Wilm 5,741, 10,370 and 10,370 LTRPA performance-based RSUs, respectively (collectively, the 2021 Chief RSUs). The 2021 Chief RSUs would vest subject to the satisfaction of performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2021 Chief RSUs and reviewed each named executive officer’s performance against that performance program to determine which portion of the award would be paid. Our compensation committee reviewed the 2021 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei. Mr. Maffei recommended that our committee vest 100% of the 2021 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2021 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media);

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement; and

•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
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Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment with Liberty Media, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2021, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of (i) the termination of his employment with Liberty Media or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to the amended services agreement, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using Liberty Media’s corporate aircraft for our company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that are allocable to our company under the amended services agreement. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2021 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code is considered. That provision prohibits the deduction of compensation of
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more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Although some performance-based awards will not result in a compensation deduction after 2017, we believe the transition rules in effect for binding contracts in effect on November 2, 2017 should continue to allow certain of these awards to maintain their exemption from the $1 million annual deduction limitation for so long as such awards are not materially modified. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Beginning in December 2020, we also began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to the company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our board of directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of our compensation committee during 2021 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
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EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Larry E. Romrell
Michael J. Malone
J. David Wargo
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EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/21)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	2021	150,000	—	1,090,509	—	1,173,000	73,605(6)	2,487,114
	2020	150,000	—	5,310,861	—	1,377,317	47,717(6)	6,885,895
	2019	—	250,000	2,813,547	170,196	—	—	3,233,743
Brian J. Wendling Senior Vice President and Chief Financial Officer	2021	—	—	38,637	—	48,301	—	86,938
	2020	—	—	9,230	136,488	—	—	145,718
	2019	—	—	20,433	—	—	—	20,433
Albert E. Rosenthaler Chief Corporate Development Officer	2021	—	—	69,790	—	88,371	—	158,161
	2020	—	—	19,002	246,561	—	—	265,563
	2019	—	—	46,619	—	—	—	46,619
Renee L. Wilm(7) Chief Legal Officer and Chief Administrative Officer	2021	—	—	69,790	—	92,534	—	162,324
	2020	—	—	15,270	66,395	—	—	81,665
	2019	—	—	9,368	148,230	—	—	157,598

(1)
Represents only that portion of Mr. Maffei’s base salary that, beginning January 1, 2020, was allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” For a description of the allocation of Mr. Maffei’s compensation among Liberty Media, our company and the other Service Companies pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, see “—Compensation Discussion and Analysis—Services Agreement” above. In 2020, our company’s allocable portion of Mr. Maffei’s base salary was $150,000, but due to the financial impact of the coronavirus pandemic, for the period from April 4, 2020 through December 31, 2020, Mr. Maffei offered to waive the right to receive his base salary except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes. Mr. Maffei received an aggregate of $41,000 in cash salary during 2020. In consideration for the portion of Mr. Maffei’s 2020 base salary that he offered to waive and restructure (which totaled $109,000), we granted to Mr. Maffei RSUs, which had a grant date fair value of $143,324 (the 2020 Maffei Restructuring RSUs). The portion of the grant date fair value of the 2020 Maffei Restructuring RSUs that replaced Mr. Maffei’s foregone base salary of $109,000 is reflected in the “Salary” column of this Summary Compensation Table. The portion of the grant date fair value of the 2020 Maffei Restructuring RSUs that exceeded the amount of Mr. Maffei’s foregone base salary was $34,324 and is reported in the “Stock Awards” column of this Summary Compensation Table in accordance with applicable SEC rules.

(2)
Represents only that portion of Mr. Maffei’s cash commitment bonus allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.”

(3)
Reflects, as applicable, the grant date fair value of the 2020 Maffei Term RSUs (as defined below) and the 2019 Maffei Term RSUs (as defined below), the 2021 Maffei RSUs, the performance-based RSUs granted to Mr. Maffei in 2020, the portion of the 2020 Maffei Restructuring RSUs that exceeded the amount of base salary waived by Mr. Maffei ($34,324), the 2021 Chief RSUs and the RSUs awarded to Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm in 2020 and 2019. A maximum payout equal to 1.5 times the target number of 2021 Maffei RSUs and the RSUs granted to Mr. Maffei in 2020 and 2019, or $1,312,500, $1,312,500 and $1,200,000, respectively, of grant value was established. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2021 (which are included in our 2021 Form 10-K).

(4)
The grant date fair values of the 2020 NEO Multiyear Options and the stock options awarded to Mr. Maffei and Ms. Wilm in 2019 have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2021 (which are included in our 2021 Form 10-K).

(5)
Represents each named executive officer’s annual performance-based bonus. In 2020, to preserve cash due to the financial impact of the coronavirus pandemic, the company paid Mr. Maffei’s performance-based bonus amount in 572,665 stock options to purchase shares of LTRPB. Reflects the grant date fair value of those stock options computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2021 (which are included in our 2021 Form 10-K).

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EXECUTIVE COMPENSATION
(6)
Includes the following amounts, which were allocated to our company under the amended services agreement:

	Amounts ($)
	2021	2020
Payment in 2020 for legal expenses pertaining to Mr. Maffei’s employment agreement entered into in December 2019	N/A	32,641
Compensation related to personal use of corporate aircraft(a)	70,949	13,395
Life insurance premiums	376	101
Matching contributions made to the Liberty Media 401(k) Savings Plan(b)	1,450	1,425

(a)
Calculated based on aggregate incremental cost of such usage allocated to our company.

(b)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and Liberty Media contributed a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media under the amended services agreement for our allocable portion of the matching contribution for Mr. Maffei. Mr. Maffei’s matching contributions are fully vested. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the year indicated above and our company reimburses Liberty Media for our allocable portion.
Beginning in 2020, the company’s named executive officers were afforded the opportunity to use a portion of Liberty Media’s fractional ownership contract with NetJets for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. This opportunity expired on February 28, 2021. However, from time to time, with the approval of the Chief Executive Officer, our named executive officers are permitted to use a portion of our NetJets contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
(7)
Ms. Wilm assumed the role of Chief Legal Officer of our company effective September 23, 2019, and the role of Chief Administrative Officer in January 2021.

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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
GREGORY B. MAFFEI
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million.
Liberty Media paid Mr. Maffei his $5 million cash commitment bonus in 2019, and we reimbursed Liberty Media for our allocable portion (which was 5%) in 2019.
Maffei Term Equity Awards
Also, on December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche of the Upfront Awards was granted in December 2019 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from our company that vest, in the case of the stock options, on December 31, 2023 and, in the case of the restricted stock units on December 15, 2023, subject to Mr. Maffei’s continued employment, except as described below. Our portion of the Upfront Awards granted in December 2019 had an aggregate grant date fair value of $2,250,000 and consisted of 320,057 LTRPB RSUs (the 2019 Maffei Term RSUs).
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from our company. The stock options will vest on December 31, 2024 and the restricted stock units will vest on December 7, 2024, in each case, subject to Mr. Maffei’s continued employment, except as described below. Our portion of the Upfront Awards granted in December 2020 had an aggregate grant date fair value of $2,700,000 and consisted of 1,000,000 LTRPB RSUs (the 2020 Maffei Term RSUs).
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based restricted stock units (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable other Service Company with respect to its allocable portion of the Annual Performance RSUs. For a description of Mr. Maffei’s Annual Awards, see “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards.”
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates
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EXECUTIVE COMPENSATION
his employment for good reason (as defined in the 2019 Maffei Employment Agreement), he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for the prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband and us; (iv) full vesting of his Upfront Awards and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband and us; (vi) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband and us; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty Media, including continued use of Liberty Media’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to full vesting of the upfront awards and the Annual Awards, in each case, granted by us for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services had been terminated without cause or for good reason as described above in “—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason.”
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of the upfront awards granted by us, and if the termination for cause occurs before the close of business on December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and all of the annual equity awards granted by our company for that grant year. If Mr. Maffei’s services are terminated by our company for cause after the close of business on December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for any outstanding performance-based restricted stock units for the grant year, the award will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason, he will be entitled to pro rata vesting of the upfront awards granted by our company (based on the number of days that have elapsed over the four-year vesting period). He will also be entitled to pro rata vesting of his annual equity awards for the year of termination granted by us (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us. If Mr. Maffei also voluntarily terminates his employment with Liberty Media, rather than being entitled to payment of our allocated portion of his annual cash bonus, Mr. Maffei would be entitled to receive a payment from Liberty Media equal to $17 million, prorated based upon the elapsed number of days in the calendar year of termination. Our company would reimburse Liberty Media for our allocable portion of this payment.
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EXECUTIVE COMPENSATION
EQUITY INCENTIVE PLANS
The 2019 incentive plan is designed, and prior to its expiration, the Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (amended and restated March 11, 2015), as amended (the 2014 incentive plan), was designed, to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2019 incentive plan (collectively, as used in this description of the 2019 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 5,000,000 shares, subject to anti-dilution and other adjustment provisions of the 2019 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $3 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2019 incentive plan is administered by the compensation committee with regard to all awards granted under the 2019 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full board of directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2019 incentive plan is the only incentive plan under which awards will be made.
In connection with the Spin-Off, new equity incentive awards with respect to our common stock (the transitional Liberty TripAdvisor awards) were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Qurate Retail’s former Liberty Ventures common stock which had been granted to various directors, officers and employees and consultants of Qurate Retail and certain of its subsidiaries pursuant to the various stock incentive plans administered by the Qurate Retail board of directors or the compensation committee thereof. These transitional Liberty TripAdvisor awards were issued pursuant to the Liberty TripAdvisor Holdings, Inc. Transitional Stock Adjustment Plan (the transitional plan), which governs the terms and conditions of the transitional Liberty TripAdvisor awards but cannot be used to make any additional grants following the Spin-Off.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2021, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2021, which consisted of employees located in the U.S., Europe and throughout the rest of the world, representing all full-time, part-time and temporary employees, including hourly employees, employed by our company and our consolidated subsidiary, Tripadvisor, on that date. Using information from our payroll records, we then measured each employee’s annual total compensation for calendar year 2021, consisting of annualized base salary, short-term bonus at target and annual long-term equity incentive award at target. Tripadvisor annualized the compensation of approximately 756 full-time and part-time employees who were hired in 2021 but who did not work for the entire fiscal year. The earnings of Tripadvisor’s employees outside the U.S. were converted to U.S. dollars using the currency exchange rates used for Tripadvisor’s organizational planning purposes, which consider historic and forecasted rates as well as other factors. We did not make any cost-of-living adjustments.
Once we identified our median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$2,487,114
Median Employee Total Annual Compensation	$101,065
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	25:1
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EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2021 to the named executive officers.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(3)
Gregory B. Maffei
	03/11/2021(4)	—	850,000	1,700,000	—	—	—	—	—	—	—
LTRPB	03/11/2021(5)	—	—	—	—	154,321	231,482	—	—	—	1,090,509
Brian J. Wendling
	03/11/2021(4)	—	30,094	60,188	—	—	—	—	—	—	—
LTRPA	03/11/2021(5)	—	—	—	—	5,741	—	—	—	—	38,637
Albert E. Rosenthaler
	03/11/2021(4)	—	55,060	110,119	—	—	—	—	—	—	—
LTRPA	03/11/2021(5)	—	—	—	—	10,370	—	—	—	—	69,790
Renee L. Wilm
	03/11/2021(4)	—	55,080	110,160	—	—	—	—	—	—	—
LTRPA	03/11/2021(5)	—	—	—	—	10,370	—	—	—	—	69,790
(1)
Our 2021 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2021 performance-based bonus program.The amounts in the Maximum column represent the maximum amount that could have been payable to each named executive officer. For more information on this performance bonus program, see “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—2021 Performance-based Bonuses” above. For the actual bonuses paid by our company see the amounts included for 2021 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
The terms of the 2021 Maffei RSUs and the 2021 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. With respect to the 2021 Maffei RSUs, the amount in the Target column represents the target amount that would have been payable to Mr. Maffei assuming achievement of the target performance goals. With respect to the 2021 Chief RSUs, the amounts in the Target column represent the target amount that would have been payable to the named executive officer assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering criteria established by our compensation committee in March 2021. For the actual 2021 Maffei RSUs and 2021 Chief RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation.”

(3)
With respect to the 2021 Maffei RSUs, the amount in the Maximum column represents the maximum amount that would have been payable assuming maximum achievement of the performance goals. For the actual 2021 Maffei RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards.”

(4)
Reflects the date on which our compensation committee established the terms of the 2021 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—2021 Performance-based Bonuses.”

(5)
Reflects the date on which our compensation committee established the terms of the 2021 Maffei RSUs and the 2021 Chief RSUs as described under “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Performance-based RSU Awards.”

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EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2021 and held by the named executive officers.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LTRPB	1,797,107	—	—	27.83	12/21/2024	—	—	—	—
LTRPB	26,557	—	—	14.28	03/06/2026	—	—	—	—
LTRPB	572,665	—	—	3.76	12/15/2027	—	—	—	—
RSU Awards
LTRPB	—	—	—	—	—	320,057(1)	5,360,955	—	—
LTRPB	—	—	—	—	—	1,000,000(2)	16,750,000	—	—
LTRPB	—	—	—	—	—	—	—	154,321(3)	2,584,877
Brian J. Wendling
Option Award
LTRPA	—	49,491(4)	—	4.31	12/07/2027	—	—	—	—
RSU Award
LTRPA	—	—	—	—	—	—	—	5,741(3)	12,458
Albert E. Rosenthaler
Option Award
LTRPA	—	89,404(4)	—	4.31	12/07/2027	—	—	—	—
RSU Award
LTRPA	—	—	—	—	—	—	—	10,370(3)	22,503
Renee L. Wilm
Option Awards
LTRPA	—	44,414(5)	—	7.07	11/11/2026	—	—	—	—
LTRPA	—	24,075(4)	—	4.31	12/07/2027	—	—	—	—
RSU Award
LTRPA	—	—	—	—	—	—	—	10,370(3)	22,503

(1)
Vests on December 15, 2023.

(2)
Vests on December 7, 2024.

(3)
Represents the target number of 2021 Maffei RSUs that Mr. Maffei could earn and the target number of 2021 Chief RSUs that Messrs. Wendling and Rosenthaler and Ms. Wilm could earn based on performance in 2021.

(4)
Represents the 2020 NEO Multiyear Options that vest 50% on December 7, 2022 and 50% on December 7, 2023.

(5)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

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EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the vesting of RSUs held by our named executive officers during 2021. None of our named executive officers exercised any options during 2021.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
LTRPB	—	—	242,382	1,728,184
Brian J. Wendling
LTRPA	—	—	7,535	51,163
Albert E. Rosenthaler
LTRPA	—	—	15,512	105,326
Renee L. Wilm
LTRPA	—	—	12,465	84,637

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

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EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2021, which was the last business day of our last completed fiscal year. For purposes of the following table, we have assumed that Mr. Maffei’s employment had terminated at each of Liberty Media, Liberty TripAdvisor and the other Service Companies. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 31, 2021 for our Series A common stock and Series B common stock, which were $2.17 and $16.75, respectively. Any option awards held by the named executive officers that had an exercise price that was more than the closing market price of our Series A common stock or Series B common stock, as applicable, on December 31, 2021 have been excluded from the table below. For all other option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under our incentive plans. Additionally, Mr. Maffei is entitled to certain payments and acceleration rights upon termination under his employment agreement.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits,” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment without good reason (and assuming such termination occurred after the close of business on December 31, 2021), (i) his 2019 Maffei Term RSUs and 2020 Maffei Term RSUs would have been subject to pro rata vesting (based on the number of days elapsed during the four-year vesting period) and, (ii) assuming such termination occurred after the close of business on December 31, 2021, his 2021 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination of his employment without good reason with our company as of December 31, 2021. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also voluntarily terminated. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. Messrs. Wendling and Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause” (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights). However, if Mr. Maffei’s employment had been terminated for cause after the close of business on December 31, 2021, his 2021 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Unless there is a different definition in the applicable award agreement, each of the 2014 incentive plan and the 2019 incentive plan defines “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within
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12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, including the stock options granted to him in 2014, “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the board of directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or similar rights following a termination for cause under his equity award agreements. See “— Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—For Cause Termination at our Company” above.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
As of December 31, 2021, Mr. Maffei’s unvested equity awards consisted of the 2019 Maffei Term RSUs, the 2020 Maffei Term RSUs and the 2021 Maffei RSUs. Upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement), the 2019 Maffei Term RSUs and 2020 Maffei Term RSUs would have vested and, assuming such termination occurred after the close of business on December 31, 2021, the 2021 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Maffei would also be entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also terminated without cause or for good reason. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” and “— Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason.”
As of December 31, 2021, Messrs. Wendling’s and Rosenthaler’s only unvested equity awards were their 2021 Chief RSUs and 2020 NEO Multiyear Options. Ms. Wilm’s only unvested equity awards were the 2021 Chief RSUs, the 2020 NEO Multiyear Options and the stock options granted to Ms. Wilm in 2019. Upon a termination of employment without cause, Ms. Wilm’s 2019 multi-year stock option award and the 2020 NEO Multiyear Options provide for vesting of a pro rata portion of each vesting tranche of the applicable award (based on the number of days that have elapsed from the grant date through the termination date, plus an additional 365 days, over the applicable tranche’s vesting period). Upon a termination without cause as of December 31, 2021, the 2021 Chief RSUs held by these officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. None of Messrs. Wendling or Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards (except that, assuming Mr. Maffei’s death occurred after the close of business on December 31, 2021, the 2021 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee). Mr. Maffei is also entitled to certain payments and other benefits if he dies while employed by our company. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei——Termination Payments and Benefits—Termination by Reason of Death or Disability.” None of the other named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2021.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements provide for vesting of any outstanding options
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and the lapse of restrictions on any unvested RSU awards (except that, assuming Mr. Maffei’s termination due to disability occurred after the close of business on December 31, 2021, the 2021 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee). Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei——Termination Payments and Benefits—Termination by Reason of Death or Disability.” None of the other named executive officers would have been entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2021.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU (other than, in the case of the 2020 Maffei Term RSUs and 2019 Maffei Term RSUs) held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards (other than the 2019 Maffei Term RSUs and the 2020 Maffei Term RSUs) would vest in the case of a change in control described in the last bullet. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term RSUs and 2020 Maffei Term RSUs. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.
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EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Severance	850,000(1)	—	3,750,000(2)	3,750,000(2)	3,750,000(2)	—
Options	7,504,514(3)	7,504,514(4)	7,504,514(5)	7,504,514(5)	7,504,514(5)	7,504,514(6)
RSUs	9,790,610(3)	2,584,877(4)	24,695,832(5)	24,695,832(5)	24,695,832(5)	2,584,877(6)
Perquisites(7)	—	—	35,544	—	35,544	—
Total	18,145,124	10,089,391	35,985,889	35,950,346	35,985,889	10,089,391
Brian J. Wendling
Options	—(8)	—(8)	—(9)	—(10)	—(10)	—(11)
RSUs	—(8)	—(8)	12,458(9)	12,458(10)	12,458(10)	12,458(11)
Total	—	—	12,458	12,458	12,458	12,458
Albert E. Rosenthaler
Options	—(8)	—(8)	—(9)	—(10)	—(10)	—(11)
RSUs	—(8)	—(8)	22,503(9)	22,503(10)	22,503(10)	22,503(11)
Total	—	—	22,503	22,503	22,503	22,503
Renee L. Wilm
Options	—(8)	—(8)	—(9)	—(10)	—(10)	—(11)
RSUs	—(8)	—(8)	22,503(9)	22,503(10)	22,503(10)	22,503(11)
Total	—	—	22,503	22,503	22,503	22,503

(1)
If Mr. Maffei had voluntarily terminated his employment without good reason at Liberty TripAdvisor, Liberty Media and each of the other Service Companies (as defined in the 2019 Maffei Employment Agreement) as of December 31, 2021, he would have been entitled to receive in a lump sum $17 million, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. The amount in the table includes our allocable portion of this payment (5%) for which we would reimburse Liberty Media.

(2)
If Mr. Maffei’s employment at Liberty TripAdvisor, Liberty Media and each of the other Service Companies had been terminated as of December 31, 2021 by Liberty TripAdvisor, Liberty Media and each of the other Service Companies without cause (as defined in the 2019 Maffei Employment Agreement), by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability, he would have been entitled to receive (i) a payment of two times his 2021 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” above. The amount in the table includes our allocable portion of this payment (5%) for which we would reimburse Liberty Media. The amount in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2021 cash bonus prior to December 31, 2021.

(3)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2021 and (ii) the number of unvested RSUs that would vest pursuant to the following: If Mr. Maffei voluntarily terminated his employment without good reason as of December 31, 2021, he would have been entitled to pro rata vesting of the 2019 Maffei Term RSUs and the 2020 Maffei Term RSUs (based on the number of days that had elapsed over the four-year vesting period) and, assuming such termination occurred after the close of business on December 31, 2021, the 2021 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Because the exercise price of the stock options granted to Mr. Maffei in 2014 is more than the closing market price of LTRPB shares on December 31, 2021, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2021 Maffei RSUs, which is reflected in the table above.

(4)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2021 and (ii) the number of unvested RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated for cause, he would have forfeited his 2019

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EXECUTIVE COMPENSATION
Maffei Term RSUs and his 2020 Maffei Term RSUs. Assuming such termination occurred after the close of business on December 31, 2021, his 2021 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Because the exercise price of the stock options granted to Mr. Maffei in 2014 is more than the closing market price of LTRPB shares on December 31, 2021, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2021 Maffei RSUs, which is reflected in the table above.
(5)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2021 and (ii) the number of unvested RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated as of December 31, 2021 without cause (as defined in the 2019 Maffei Employment Agreement), for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) or due to Mr. Maffei’s death or disability, his 2019 Maffei Term RSUs and his 2020 Maffei Term RSUs would have vested in full and, assuming such termination occurred after the close of business on December 31, 2021, his 2021 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Because the exercise price of the stock options granted to Mr. Maffei in 2014 is more than the closing market price of LTRPB shares on December 31, 2021, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2021 Maffei RSUs, which is reflected in the table above.

(6)
Based on the number of vested options held by Mr. Maffei at December 31, 2021 and the number of 2019 Maffei Term RSUs, 2020 Maffei Term RSUs and 2021 Maffei RSUs. As described above, our compensation committee vested Mr. Maffei at 100% of 2021 Maffei RSUs, which is reflected in the table above. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of the 2019 Maffei Term RSUs and the 2020 Maffei Term RSUs. For purposes of the tabular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company. Because the exercise price of the stock options granted to Mr. Maffei in 2014 is more than the closing market price of LTRPB shares on December 31, 2021, no value has been included for these awards in the table. See the “Outstanding Equity Awards at Fiscal Year-End” table above.

(7)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2021, he would have been entitled to receive personal use of the corporate aircraft for 120 hours per year over a 12-month period. Perquisite amount of $710,874 represents the maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft. The amount in the table includes our allocable portion of this payment (5%) for which we would reimburse Liberty Media.

(8)
Each of Messrs. Wendling and Rosenthaler and Ms. Wilm would have forfeited his or her 2020 NEO Multiyear Options and 2021 Chief RSUs if his or her employment had been terminated by him or her or by the company for cause as of December 31, 2021. Ms. Wilm would have forfeited the stock options awarded to her in 2019 if her employment had been terminated by her or by the company for cause as of December 31, 2021.

(9)
Based on the number of unvested options and RSUs held by the named executive officer as of December 31, 2021 that would have vested pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated without cause as of December 31, 2021, their 2021 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above in “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Performance-based RSU Awards,” our compensation committee vested all of the 2021 Chief RSUs, which is reflected in the table above. The stock options granted in 2019 to Ms. Wilm and the 2020 NEO Multiyear Options would have vested pursuant to the forward-vesting provisions in such named executive officer’s award agreements. Because the exercise prices of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 are more than the closing market price of LTRPA shares on December 31, 2021, no value has been included for these awards in the table.

(10)
Based on the number of unvested options and unvested RSUs held by the named executive officer as of December 31, 2021 that would vest pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2021, all of the 2020 NEO Multiyear Options, 2021 Chief RSUs and Ms. Wilm’s stock options granted in 2019 would have vested. Because the exercise prices of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 are more than the closing market price of LTRPA shares on December 31, 2021, no value has been included for these awards in the table.

(11)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the 2020 NEO Multiyear Options, 2021 Chief RSUs and Ms. Wilm’s stock options granted in 2019 would have vested. Because the exercise prices of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 are more than the closing market price of LTRPA shares on December 31, 2021, no value has been included for these awards in the table.

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EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2021 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan			1,261,432(1)
LTRPA	870,651	$4.72
LTRPB	572,665	$3.76
Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			—(2)
LTRPA	256,027	$15.55
LTRPB	1,823,664	$27.63
Equity compensation plans not approved by security holders:
Liberty TripAdvisor Holdings, Inc. Transitional Stock Adjustment Plan, as amended(3)			—(3)
LTRPA	3,369	$15.10
LTRPB	—	—
Total
LTRPA	1,130,047
LTRPB	2,396,329
			1,261,432

(1)
The 2019 incentive plan permits grants of, or with respect to, shares of any series of our common stock.

(2)
Upon adoption of the 2019 incentive plan, the board of directors ceased making any further grants under the 2014 incentive plan.

(3)
The transitional plan was previously approved by our board of directors and our former parent company, Qurate Retail, as sole stockholder, in connection with the Spin-Off. The transitional plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with adjustments made to awards granted by Qurate Retail with respect to its former Liberty Ventures common stock. As a result, no further grants are permitted under this plan.

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Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our common stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information is given as of February 28, 2022 and, in the case of percentage ownership information, is based upon 72,447,462 LTRPA shares and 3,216,047 LTRPB shares, in each case, outstanding on February 28, 2022. The percentage voting power is presented on an aggregate basis for all series of common stock.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei c/o Liberty TripAdvisor Holdings, Inc. 12300 Liberty Blvd. Englewood, CO 80112	LTRPA	—	—	42.5
	LTRPB	5,468,156 (1)	97.4
JPMorgan Chase & Co. 383 Madison Ave New York, NY 10179	LTRPA	7,135,877 (2)	9.8	5.7
	LTRPB	—	—
BlackRock Inc. 55 East 52nd Street New York, NY 10055	LTRPA	5,098,536 (3)	7.0	4.8
	LTRPB	—	—
Cove Street Capital, LLC 2101 East El Segundo Boulevard Suite 302 El Segundo, CA 90245	LTRPA	3,788,719 (4)	5.2	2.5
	LTRPB	—	—

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Maffei, our Chairman of the Board, President and Chief Executive Officer, is given as of February 28, 2022, and is set forth in “Security Ownership of Management.”

(2)
Based on Amendment No. 2 to Schedule 13G, filed January 12, 2022 by JPMorgan Chase & Co. (JPMorgan), which states that, with respect to LTRPA, JPMorgan has sole voting power over 5,923,157 shares and sole dispositive power over 7,124,477 shares.

(3)
Based on Amendment No. 7 to Schedule 13G, filed February 3, 2022 by BlackRock Inc. (BlackRock), which states that, with respect to LTRPA, BlackRock has sole voting power over 5,047,043 shares and sole dispositive power over 5,098,536 shares.

(4)
Based on Schedule 13G, filed February 7, 2022 by Cove Street Capital, LLC (Cove Street), which states that, with respect to LTRPA, Cove Street has shared voting power over 2,591,290 shares and shared dispositive power over 3,788,719 shares.

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Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LTRPA and LTRPB), (2) our 8% Series A Cumulative Redeemable Preferred Stock (LTRPP) and (3) the Common Stock, par value $0.001 per share (TRIP), of our consolidated subsidiary Tripadvisor. None of our directors or named executive officers own shares of Tripadvisor’s Class B Common Stock, par value $0.001 per share (Tripadvisor Class B). Unless otherwise indicated, the security ownership information with respect to our common stock is given as of February 28, 2022 and, in the case of percentage ownership information, is based upon 72,447,462 LTRPA shares and 3,216,047 LTRPB shares, in each case, outstanding on that date. Unless otherwise indicated, the security ownership information with respect to LTRPP is given as of February 28, 2022 and, in the case of percentage ownership information, is based on 187,414 LTRPP shares outstanding on that date. Unless otherwise indicated, the security ownership information with respect to Tripadvisor is given as of February 11, 2022 and, in the case of percentage ownership information, is based on 125,873,185 TRIP shares and 12,799,999 Tripadvisor Class B shares, in each case, outstanding on February 11, 2022. The percentage voting power is presented in the table below on an aggregate basis for all series of our common stock. LTRPP shares are non-voting and therefore, in the case of percentage voting power, are not included.
Shares of restricted stock that have been granted pursuant to Liberty TripAdvisor’s incentive plans are included in the outstanding share numbers, for purposes of the table below and throughout this proxy statement. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2022 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LTRPB, though convertible on a one-for-one basis into shares of LTRPA, are reported as beneficial ownership of LTRPB only, and not as beneficial ownership of LTRPA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	LTRPA	—	—	42.5
	LTRPB	5,468(1)	97.4
	LTRPP	—	—
	TRIP	38(2)	*	*
M. Gregory O’Hara Director	LTRPA	70	*	*
	LTRPB	—	—
	LTRPP	187(3)	100.0
	TRIP	1,725(4)	1.4	*
Christy Haubegger Director	LTRPA	26(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Michael J. Malone Director	LTRPA	189(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Chris Mueller Director	LTRPA	114(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
64 / 2022 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Larry E. Romrell Director	LTRPA	127(1)	*	*
	LTRPB	**	*
	LTRPP	—	—
	TRIP	—	—	—
Albert E. Rosenthaler Director and Chief Corporate Development Officer	LTRPA	31	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	32	*	*
J. David Wargo Director	LTRPA	214(1)(5)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Brian J. Wendling Senior Vice President and Chief Financial Officer	LTRPA	7	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LTRPA	9	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
All directors and executive officers as a group (10 persons)	LTRPA	786(1)(5)	1.1	43.0
	LTRPB	5,468(1)	97.4
	LTRPP	187(3)	100.0
	TRIP	1,794(2)(4)	1.4	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2022.

	LTRPA	LTRPB
Gregory B. Maffei	—	2,396,329
Christy Haubegger	25,776	—
Michael J. Malone	125,485	—
Chris Mueller	31,186	—
Larry E. Romrell	121,571	—
J. David Wargo	204,323	—
Total	508,341	2,396,329

(2)
Includes 1,938 shares of TRIP held by the Maffei Foundation. Mr. Maffei and his wife, as the two directors of the Maffei Foundation, have shared voting and investment power with respect to any shares held by the Maffei Foundation.

(3)
Reflects securities held directly by Certares LTRIP LLC (Certares LTRIP). Certares Holdings LLC (Certares Holdings), Certares Holdings (Blockable) LLC (Certares Blockable) and Certares Holdings (Optional) LLC (Certares Optional) are members of Certares LTRIP. Certares Management LLC is the manager of each of Certares LTRIP, Certares Holdings, Certares Blockable and Certares Optional. Certares Management LLC is controlled by Clementine Investments LLC, an entity controlled by Mr. O’Hara, and Pemrose Corporation, an entity wholly-owned by Colin Farmer. Each of the foregoing persons disclaims beneficial ownership of the securities, except to the extent of such person’s pecuniary interest therein.

(4)
Includes 1,713,859 shares of TRIP held by Certares LTRIP acquired pursuant to the Stock Repurchase Agreement, dated as of March 22, 2021, by and between Certares LTRIP and Liberty TripAdvisor. Mr. O’Hara, an employee of Certares Management LLC or one of its affiliates (collectively, Certares Management), holds the shares of TRIP beneficially owned by him for the benefit of Certares Management and disclaims beneficial ownership of the securities, except to the extent of his pecuniary interest therein.

(5)
Includes 390 shares of LTRPA held by Mr. Wargo’s spouse as to which Mr. Wargo has disclaimed beneficial ownership.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 65

Security Ownership of Certain Beneficial Owners and Management
HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
66 / 2022 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
INVESTMENT AGREEMENT
On March 26, 2020, pursuant to the Investment Agreement, dated as of March 15, 2020 (the Investment Agreement), among our company, Certares Holdings LLC, Certares Holdings (Blockable) LLC and Certares Holdings (Optional) LLC (collectively, Assignor) and solely for the purposes of certain provisions specified therein, Gregory B. Maffei, as assigned pursuant to the Assignment and Assumption Agreement, dated as of March 26, 2020, by and among the Assignor and Certares LTRIP LLC (the Purchaser, and together with Assignor, Certares), we issued and sold to the Purchaser 325,000 shares of LTRPP, for a purchase price of $1,000 per share. Effective as of March 29, 2021, the Stock Repurchase Agreement, dated as of March 22, 2021 (the Repurchase Agreement), between our company and the Purchaser, among other things, amended certain terms of the Investment Agreement. For more information regarding such amended terms of the Investment Agreement, see “— Stock Repurchase Agreement.”
The Investment Agreement contains certain covenants of our company and Certares, including, among other things, a covenant that, subject to certain exceptions including those set forth in the Repurchase Agreement and described below, Certares will not transfer, or agree to transfer, any of its shares of LTRPP.
Board Matters. Pursuant to the Investment Agreement, for so long as at least 25% of the original aggregate liquidation value of the LTRPP shares remains outstanding (the Threshold Amount), the holders of a majority of the LTRPP shares may appoint one director (the Series A Preferred Threshold Director) to our board of directors. Upon the closing of the transactions pursuant to the Investment Agreement, Mr. M. Gregory O’Hara, Founder and Senior Managing Director of Certares Management LLC, was appointed as the Series A Preferred Threshold Director and Vice Chairman of our board of directors. Pursuant to the Repurchase Agreement, effective as of March 29, 2021, Mr. O’Hara resigned as the Series A Preferred Threshold Director and the Purchaser permanently waived its right to appoint the Series A Preferred Threshold Director. As a condition to the transfer of any LTRPP shares, the transferee must agree to such waiver. For more information regarding board matters with respect to the Repurchase Agreement, see “— Stock Repurchase Agreement—Matters Relating to the Board.”
Consent Rights. For so long as the Threshold Amount remains outstanding, we will not pay any dividends on or repurchase shares of our common stock without the prior written consent of the holders of a majority of the LTRPP shares (subject to certain exceptions). In addition, for so long as the Purchaser beneficially owns a number of shares of LTRPP with an aggregate liquidation value at least equal to the Threshold Amount, we are required to obtain the prior written consent of the holders of at least a majority of the LTRPP shares prior to incurring certain indebtedness, issuing any stock which ranks on a parity basis with or senior to the LTRPP shares, issuing LTRPB shares, subject to certain exceptions, entering into certain affiliate transactions and transferring shares of Tripadvisor Class B and TRIP.
Sales Process. If our board of directors approves the initiation of a sale process to effect a change in control of itself or the entry into negotiations with a third party for a change in control, and, at such time, the Purchaser beneficially owns a number of shares of LTRPP with an aggregate liquidation value equal to at least the Threshold Amount, the Investment Agreement requires us to provide notice of such intent to the Purchaser, designate a nationally recognized investment bank to act as financial advisor, and provide the Purchaser the opportunity to participate as a potential buyer. In addition, if the Purchaser owns a number of shares of LTRPP with an aggregate liquidation value equal to at least the Threshold Amount, subject to certain exceptions, the Purchaser is entitled to certain rights to match offers consisting of at least 90% of cash consideration to acquire our company or LTRPB shares owned by Mr. Maffei, as the case may be.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 67

Certain Relationships and Related Party Transactions
Consultation. For so long as the Purchaser owns shares of LTRPP having a liquidation value equal to at least the Threshold Amount, the Purchaser is entitled to certain consultation rights with our company with respect to any matter on which we vote our shares of Tripadvisor equity and with Mr. Maffei with respect to any matter on which he votes his LTRPB shares.
Tripadvisor Board. The Investment Agreement also required our company, upon closing, to nominate an individual designated by the Purchaser to the board of directors of Tripadvisor for so long as (i) the Purchaser beneficially owns a number of shares with an aggregate liquidation value equal to at least the Threshold Amount and (ii) we have a right to nominate at least two directors to Tripadvisor’s board of directors under the Governance Agreement among Tripadvisor, Qurate Retail and Barry Diller, dated as of December 20, 2011, as amended by the Assignment and Assumption of Governance Agreement among Tripadvisor, our company and Qurate Retail, dated August 12, 2014. On March 27, 2020, Mr. O’Hara was appointed to the board of directors of Tripadvisor.
The description of the Investment Agreement is qualified in its entirety by reference to the full text of the Investment Agreement, which is incorporated by reference herein and filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC March 16, 2020.
STOCK REPURCHASE AGREEMENT
On March 29, 2021, pursuant to the First Closing (as defined in the Repurchase Agreement) under the Repurchase Agreement, we, among other things, repurchased from the Purchaser 126,921 LTRPP shares at a per share price of $2,174.29, which represented 39% of the LTRPP shares held by the Purchaser, for an aggregate value of approximately $344 million. The aggregate consideration consisted of a combination of a portion of the net proceeds of our private offering of $300 million aggregate principal amount of exchangeable senior debentures due 2051 (Debentures), which closed on March 25, 2021, and 1,713,859 shares of TRIP. On April 6, 2021, pursuant to the Second Closing (as defined in the Repurchase Agreement) under the Repurchase Agreement, we repurchased from the Purchaser an additional 10,665 LTRPP shares at a per share price of $2,174.29, which represented an additional 3% of the LTRPP shares held by the Purchaser prior to the completion of the transactions contemplated by the Repurchase Agreement. The consideration for the Second Closing consisted of the net proceeds from the sale of additional Debentures following the exercise in full by the initial purchasers of their option to purchase additional Debentures. Following the completion of the Second Closing, we have outstanding 187,414 LTRPP shares.
The Repurchase Agreement contains customary representations, warranties and covenants of the parties. In addition, the Repurchase Agreement provides as follows:
Permanent Waiver of Put Right. The Purchaser permanently waived its put right with respect to our LTRPP shares contained in the Certificate of Designations (the Put Right).
Liberty TripAdvisor Call Right. We have the option, from time to time commencing on March 27, 2024, to call and repurchase (the Optional Repurchase Right) any and all of the outstanding LTRPP shares at the Optional Repurchase Price (as such term is defined in the Repurchase Agreement).
Restriction on Transfer of LTRPP Shares. Subject to exceptions contained in the Investment Agreement and the Repurchase Agreement, the LTRPP shares generally are non-transferable; provided that we have agreed not to unreasonably withhold our consent to certain transfers of up to 49% of the remaining LTRPP shares outstanding following the completion of the repurchase pursuant to the Repurchase Agreement (so long as there are no more than six holders of the LTRPP shares at any one time). Any transferee of LTRPP shares must agree to the permanent waiver of the Put Right, the permanent waiver of the right to appoint the Series A Preferred Threshold Director (as described below) and to the Optional Repurchase Right.
Lock-up on TRIP. Pursuant to the Repurchase Agreement, and subject to the limited exceptions described therein, the Purchaser was restricted from transferring TRIP shares for a period of six months commencing on March 22, 2021.
Matters Relating to the Board. Pursuant to the Repurchase Agreement, (i) Mr. O’Hara delivered a resignation to our board of directors as the Series A Preferred Threshold Director, (ii) the Purchaser permanently waived its right to appoint the Series A Preferred Threshold Director, (iii) the authorized size of our board of directors increased by two members (the LTRP New Board Seats) and (iv) Mr. O’Hara was appointed to one of the LTRP New Board Seats as a Class III member with a term expiring at our 2021 annual meeting of stockholders (the LTRP 2021 Annual Meeting) and Vice Chairman of our board of directors. Pursuant to the Repurchase Agreement, the Purchaser nominated Mr. O’Hara to be included in the slate of
68 / 2022 PROXY STATEMENT

Certain Relationships and Related Party Transactions
nominees recommended by our board of directors to our stockholders for election as directors at the LTRP 2021 Annual Meeting, at which meeting Mr. O’Hara was elected to continue serving as a Class III member of our board of directors until the 2024 annual meeting of stockholders or his earlier resignation or removal. The Purchaser has the right to nominate Mr. O’Hara to be included in any future slate of such nominees for Class III directors for so long as Purchaser beneficially owns LTRPP shares equal to at least the Threshold Amount. In the event Mr. O’Hara is not elected as a director of our board of directors, we will appoint Mr. O’Hara as a non-voting observer of our board of directors, subject to certain customary conditions, for so long as the Purchaser beneficially owns LTRPP shares equal to at least the Threshold Amount. In the event the Purchaser ceases to beneficially own LTRPP shares equal to at least the Threshold Amount, the Purchaser will cause Mr. O’Hara to immediately resign from our board of directors or, if applicable, his non-voting board observer position, which will automatically terminate at such time.
The description of the Repurchase Agreement is qualified in its entirety by reference to the full text of the Repurchase Agreement, which is incorporated by reference herein and filed as Exhibit 7(f) to our Amendment No. 4 to Schedule 13D filed with the SEC on March 24, 2021.
REGISTRATION RIGHTS AGREEMENT
Our company and the Purchaser entered into a Registration Rights Agreement at the closing of the sale of the LTRPP shares under the Investment Agreement (the Registration Rights Agreement). Under the Registration Rights Agreement, the Purchaser is entitled to demand and piggyback registration rights with respect to the shares of LTRPP and any shares of common stock of our company paid to satisfy our obligations under the Investment Agreement and the Certificate of Designations. The Purchaser will be entitled to four demand registration rights, subject to certain limitations, including that each demand must cover at least $15,000,000 in value of shares to be registered and that we will not be required to effect more than one underwritten shelf takedown during any 180 day period. We will pay the costs associated with such registrations (other than underwriting discounts, fees and commissions).
The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is incorporated by reference herein and filed as Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on March 16, 2020.
LETTER AGREEMENT WITH MR. MAFFEI
On December 21, 2014, Mr. Maffei received a one-time grant of options consisting of 1,797,107 options to purchase shares of LTRPB at an exercise price of $27.83 per share (the 2014 Options). Because of the significant voting power that Mr. Maffei would possess upon exercise of the 2014 Options, our board of directors determined that it would be appropriate to also grant Mr. Maffei approval for purposes of exempting him from the restrictions that may be imposed on him as an “interested stockholder” under Section 203 of the General Corporation Law of the State of Delaware (Section 203). Separately, Mr. Maffei advised our board that, although no agreement, arrangement or understanding had been reached, he was in discussions with Mr. Malone regarding a potential exchange of shares of LTRPB owned by the Malones (as defined below) for shares of LTRPA owned by Mr. Maffei. As a result, the compensation committee of our board and the members of our board independent of Mr. Maffei and the Malones determined that it was appropriate to request that Mr. Maffei enter into a standstill agreement with our company, and on December 21, 2014, we and Mr. Maffei entered into a letter agreement (the Standstill Letter). The Standstill Letter was entered into in connection with the grant of the 2014 Options to Mr. Maffei and in anticipation of such potential exchange. On December 22, 2014, Mr. Maffei acquired 2,770,173 shares of LTRPB in exchange for 3,047,190 shares of LTRPA pursuant to an exchange transaction pursuant to which he exchanged (the Exchange) an aggregate of 3,047,190 shares of LTRPA in a private transaction with John C. Malone, our Chairman at the time, Mr. Malone’s wife and two trusts (the Trusts) managed by an independent trustee, the beneficiaries of which are Mr. Malone’s adult children (Mr. Malone, his wife and the Trusts, the Malones), for an aggregate of 2,770,173 shares of LTRPB held by the Malones. Prior to the grant of the 2014 Options and any agreement, arrangement or understanding between Mr. Maffei and Mr. Malone regarding the Exchange, the compensation committee of our board and the members of our board independent of Mr. Maffei and the Malones approved (x) each of Mr. Maffei and certain of his related persons as an “interested stockholder” and (y) the acquisition by such persons of shares of our common stock, in each case, for purposes of Section 203.
Although certain portions of the Standstill Letter terminated in accordance with their terms on December 21, 2019, Mr. Maffei agreed, subject to certain exceptions, to certain customary standstill provisions, which remain in effect. Such
LIBERTY TRIPADVISOR HOLDINGS, INC. / 69

Certain Relationships and Related Party Transactions
provisions prohibit Mr. Maffei and his Controlled Affiliates (as defined in the Standstill Letter), unless expressly authorized by a majority of the members of our board who are independent, disinterested and unaffiliated with Mr. Maffei and his Controlled Affiliates, from: (i) effecting or seeking, offering or proposing (whether publicly or otherwise) to effect, or announcing any intention to effect or cause or participating in or assisting, facilitating or encouraging any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (A) any acquisition of any equity securities (or beneficial ownership thereof) or rights or options to acquire any equity securities (or beneficial ownership thereof), of our company, (B) any tender or exchange offer, consolidation, business combination, acquisition, merger, joint venture or other business combination involving our company, (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to our company or (D) any solicitation of proxies or consents relating to the election of directors with respect to our company; (ii) forming, joining or in any way participating in a “group” (as defined under Rule 13d-3 of the Exchange Act); (iii) depositing any Voting Securities (as defined in the Standstill Letter) in a voting trust or similar arrangement; (iv) granting any proxies with respect to any Voting Securities to any person (other than in his capacity as a designated representative of our company); (v) otherwise acting (alone or in concert with others), to call or seek to call a meeting of our stockholders, initiating any stockholder proposal or calling a special meeting of our board of directors; (vi) entering into any third-party discussions regarding the foregoing; (vii) publicly requesting a waiver or amendment of the foregoing, or making any public announcement regarding such restrictions; (viii) taking any action which would reasonably be expected to require our company to make a public announcement regarding the possibility of a business combination or merger; or (ix) advising, assisting or knowingly encouraging or directing any person to do so in connection with the foregoing. However, Mr. Maffei will not be deemed to have breached or violated these limitations to the extent such actions were taken in connection with his provision of services to our company as a member of our board of directors or as Chief Executive Officer of our company.
The standstill limitations cease to apply (i) if our company fails (subject to certain exceptions) to comply with our obligation to include Mr. Maffei (or his designee) on the Management Slate for election as a director (other than at Mr. Maffei’s request or because of Mr. Maffei’s refusal to accept such nomination), (ii) if Mr. Maffei ceases to serve as Chief Executive Officer of our company other than as a result of his resignation without Good Reason (as defined in the grant agreement related to the 2014 Options (the Option Agreement)), his Disability (as defined in the Option Agreement) or his termination for Cause (as defined in the Option Agreement), or (iii) if Mr. Maffei (or his designee) ceases to be a director of our company, other than (A) due to his refusal to serve as a director of our company or to propose a designee in his place, (B) due to his (or his designee’s) resignation, (C) due to Mr. Maffei’s election not to submit a replacement candidate for appointment or (D) during a period following Mr. Maffei’s resignation so long as our company is working in good faith to appoint a replacement designee of Mr. Maffei. The standstill limitations also cease to apply upon the occurrence of certain events set forth in the Standstill Letter, including our company entering into discussions regarding a transaction that would, if consummated, be reasonably likely to result in a Change of Control (unless Mr. Maffei has been released from such restrictions to the extent reasonably necessary for him to fully participate in any discussions (in his capacity as a stockholder) and to offer or propose alternative transactions involving himself and his Controlled Affiliates and third parties) or a third party commences a tender or exchange offer for at least 50.1% of our common stock which would result in a Change of Control of our company and which offer is not opposed by our company.
The foregoing is a summary of the Standstill Letter and is qualified by reference to the full text of the Standstill Letter, which is incorporated by reference herein and filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on December 29, 2014.
70 / 2022 PROXY STATEMENT

LIBERTY TRIPADVISOR HOLDINGS

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D76775-P71842 KEEP THIS PORTION FOR YOUR RECORDS

LIBERTY TRIPADVISOR HOLDINGS, INC.

The Board of Directors recommends you vote FOR each nominee listed in Proposal 1.

1. Election of Directors

Nominees:

01) Larry E. Romrell
02) J. David Wargo

For All	Withhold All	For All Except
☐	☐	☐

____

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY TRIPADVISOR HOLDINGS, INC.P.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. New York City time on June 13, 2022. Have yourproxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LTAH2022You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.New York City time on June 13, 2022. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDSD76775-P71842 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateNominees:01) Larry E. Romrell 02) J. David WargoThe Board of Directors recommends you vote FOR Proposal 2.2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.! ! !1. Election of DirectorsForAllWithhold AllFor AllExceptFor Against Abstain! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.LIBERTY TRIPADVISOR HOLDINGS, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR eachnominee listed in Proposal 1.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com D76776-P71842 LIBERTY TRIPADVISOR HOLDINGS, INC.Annual Meeting of StockholdersJune 14, 2022, 8:45 a.m. Mountain timeThis proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appointa substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares ofSeries A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at8:45 a.m., Mountain time, on June 14, 2022, via a live webcast accessible at www.virtualshareholdermeeting.com/LTAH2022,and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. Allprevious proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FORTHE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY TRIPADVISOR HOLDINGS, INC.P.O. BOX 1342BRENTWOOD, NY 11717 Your Vote Counts!LIBERTY TRIPADVISOR HOLDINGS, INC.2022 Annual MeetingVote by June 13, 202211:59 PM New York City time D76791-P71842 You invested in LIBERTY TRIPADVISOR HOLDINGS, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding theavailability of proxy material for the stockholder meeting to be held on June 14, 2022.Get informed before you voteView the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requestingprior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may(1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email,please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paperor email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone usersPoint your camera here andvote without entering acontrol number Vote Virtually at the Meeting*June 14, 20228:45 a.m., Mountain time Virtually at:www.virtualshareholdermeeting.com/LTAH2022 *Please check the meeting materials for any special requirements for meeting attendance.

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Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Larry E. Romrell 02) J. David Wargo	For
2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.	

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D76792-P71842

THIS IS NOT A VOTABLE BALLOTThis is an overview of the more complete proxy materials thatare available to you on the Internet. We encourage you to accessand review all of the important information contained in theproxy materials before voting. Please follow the instructions onthe reverse side to vote these important matters.Vote at www.ProxyVote.com Voting Items BoardRecommendsD76792-P7184201) Larry E. Romrell02) J. David Wargo1. Election of DirectorsNominees:2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal yearending December 31, 2022.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.ForFor